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Exhibit 10.23

    APPROVED                   DATE

2001 PRESIDENT'S BONUS PROGRAM

    WE ARE PLEASED TO ANNOUNCE THE 2001 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 29, 2001. YOUR BONUS EARNINGS WILL BE BASED UPON MEETING AND EXCEEDING $.15 EPS.

1) PROFITABILITY
-$57,500 FOR ATTAINING EPS OF $.15	$25,000
-$10,000 FOR EACH $.01 OF EPS OVER $.15	$10,000/$.01

    EXAMPLE:

	MEET ALL GOALS	EXCEED ALL GOALS
1) ATTAINING $.15 EPS	$57,500	$57,500
$.02 INCREASE IN EPS		20,000

	$57,500	$77,500

    THE BONUS PAYOUT FOR FISCAL 2001 WILL OCCUR ON OR BEFORE 3/15/02, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/29/01.

    THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 2001 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

APPROVED                   DATE

2001 CHIEF FINANCIAL OFFICER'S BONUS PROGRAM

    WE ARE PLEASED TO ANNOUNCE THE 2001 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 29, 2001. YOUR BONUS EARNINGS WILL BE BASED UPON TWO AREAS OF TOTAL COMPANY PERFORMANCE AS DETAILED BELOW. THE $21,250 BONUS PAYOUT FOR OBTAINING FINANCING SUITABLE TO MEETING THE COMPANY'S OBJECTIVES IS TO BE PAID OUT AT THE TIME OF THE LOAN CLOSING OR AT THE TIME OF RECEIVING SUFFICIENT FLEXIBILITY WITH GECC TO MEETING THE COMPANY'S CASH FLOW REQUIREMENTS.

1) PROFITABILITY
-$21,250 FOR ATTAINING PLAN EPS OF $.15	$21,250
-$8,000 FOR EACH $.01 OF EPS OVER $.15	$8,000/$.01
2) OBTAIN ADEQUATE CORPORATE FINANCING	$21,250

    EXAMPLE:

	MEET ALL GOALS	EXCEED ALL GOALS
1) ATTAINING $.15 EPS	$21,250	$21,250
$.02 INCREASE IN EPS		16,000
2) OBTAINING ADEQUATE CORPORATE FINANCING	21,250	21,250

	$42,500	$58,500

    THE BONUS PAYOUT FOR EPS FOR FISCAL 2001 WILL OCCUR ON OR BEFORE 3/15/02, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/29/01. THE BONUS PAYOUT FOR OBTAINING ADEQUATE FINANCING WILL OCCUR AT THE TIME FINANCING IS IN PLACE.

    THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 2001 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

APPROVED                DATE

2001 VICE-PRESIDENT STORES BONUS PROGRAM

    WE ARE PLEASED TO ANNOUNCE THE 2001 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 29, 2001. YOUR BONUS EARNINGS WILL BE BASED UPON FIVE AREAS OF TOTAL COMPANY PERFORMANCE AS DETAILED BELOW. IN ORDER TO BE ELIGIBLE FOR EARNINGS IN AREAS 2-5, THE COMPANY MUST FIRST ACHIEVE A MINIMUM PROFITABILITY OF $.15 EPS.

1) PROFITABILITY
$5,000 FOR ATTAINING PLAN EPS OF $.15	$5,000
-$500 FOR EACH $.01 OF EPS OVER $.15	$500/$.01
2) STORE WAGES
-$7,500 FOR ATTAINING STORE WAGES OF 12.5%	$7,500
-$750 FOR EACH .01% BELOW 12.5%	$750/.01%
3) COMP STORE SALES
-$10,000 FOR ATTAINING COMP STORE SALES OF 7.5%	$10,000
-$750 FOR EACH .10% OVER GOAL	$750/.10%
4) INVENTORY CONTROL
-$7,500 FOR ATTAINING GOAL OF .50%	$7,500
-$750 FOR EACH .01% UNDER RETAIL SHRINK GOAL	$750/.01%
5) ACCESSORY SALES
-$5000 FOR ATTAINING 7.5% ACCESSORY SALES	$5,000
-$500 FOR EACH .05% OVER ACCESSORY GOAL	$500/.05%

    EXAMPLE:

	MEET ALL GOALS	EXCEED ALL GOALS
1) ATTAINING $.15 EPS	$5,000	$5,000
$.02 INCREASE IN EPS		1,000
2) ATTAIN STORE WAGE GOAL OF 12.5%	7,500	7,500
STORE WAGES @ .05% IMPROVEMENT		3,750
3) ATTAIN COMP STORE GAIN OF 7.50%	10,000	10,000
COMP STORE SALES @ .3% IMPROVEMENT		7,500
4) ATTAIN INVENTORY CONTROL OF .50%	7,500	7,500
INVENTORY CONTROL @ .03% IMPROVEMENT		2,250
5) ATTAIN ACCESSORY SALES GOAL OF 7.50%	5,000	5,000
ACCESSORY SALES @ .10% IMPROVEMENT		1,000

	$35,000	$50,500

    THE BONUS PAYOUT FOR FISCAL 2001 WILL OCCUR ON OR BEFORE 3/15/02, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/29/01.

    THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 2001 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

APPROVED                   DATE

2001 VICE-PRESIDENT REAL ESTATE'S BONUS PROGRAM

    WE ARE PLEASED TO ANNOUNCE THE 2001 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 29, 2001. YOUR BONUS EARNINGS WILL BE BASED UPON THREE AREAS OF TOTAL COMPANY PERFORMANCE AS DETAILED BELOW. IN ORDER TO BE ELIGIBLE FOR EARNINGS IN AREAS 2-3, THE COMPANY MUST FIRST ACHIEVE A MINIMUM PROFITABILITY OF $.15 EPS.

1) PROFITABILITY
-$15,000 FOR ATTAINING PLAN EPS OF $.15	$15,000
-$2500 FOR EACH $.01 OF EPS OVER $.15	$2500/$.01
2) REMODEL LANDLORD ALLOWANCES	$5,000
-$5,000 FOR EACH REMODEL WHICH IS PAID BY LANDLORD
3) SUBLEASE/STORE CLOSURE	$5,000
-$5,000 FOR EACH IDENTIFIED NON-CONTRIBUTING STORE CLOSURE WHICH RESULTS IN NO NET OCCUPANCY COSTS, AND NO LEASE BUY-OUT EXPENSE TO TRACK 'N TRAIL

    EXAMPLE:

	MEET ALL GOALS	EXCEED ALL GOALS
1) ATTAINING $.15 EPS	$15,000	$15,000
$.02 INCREASE IN EPS		5,000
2) OBTAINING FULL LANDLORD CONTRIBUTION FOR EACH STORE REMODEL	5,000	5,000
3) SUBLEASE/STORE CLOSURES 3& 5 NO COST CLOSURES	15,000	25,000

	$35,000	$50,000

    THE BONUS PAYOUT FOR FISCAL 2001 WILL OCCUR ON OR BEFORE 3/15/02, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/29/01.

    THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 2001 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

QuickLinks

2001 PRESIDENT'S BONUS PROGRAM
2001 CHIEF FINANCIAL OFFICER'S BONUS PROGRAM
2001 VICE-PRESIDENT STORES BONUS PROGRAM
2001 VICE-PRESIDENT REAL ESTATE'S BONUS PROGRAM